Supplement Dated June 6, 2018
To The Prospectus Dated April 30, 2018

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective August 13, 2018, the JNL/Brookfield Global Infrastructure & MLP Fund's name will change to the JNL/First State Global Infrastructure Fund and its sub-adviser will change from Brookfield Investment Management, LLC to Colonial First State Asset Management (Australia) Limited.   In connection with these changes, effective August 13, 2018, the Fund, under normal circumstances, will invest at least 80%, of its assets (net assets plus the amount of any borrowings made for investment purposes) in publicly traded equity securities of infrastructure companies.

This Supplement is dated June 6, 2018.